Exhibit 10.8

TECHNICAL AGREEMENT ON THE

MANUFACTURE OF CAPSULES

VB-201

for

VASCULAR BIOGENICS

Prepared by: J McLachlan

ENCAP DRUG DELIVERY

Encap Ref: EN1378;Vascular Biogenics Technical Agreement

Revision : 03

Print date: 03 Aug 2012

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

CONTENTS

1. Scope of agreement	3
2. Parties to agreement	3
3. Products	3
4. Quality standards	4
4.1 Manufacturer’s Licence	4
4.2 Compliance with GMP	4
4.3 Product specifications	4
4.5 Starting materials	4
4.6 Batch Manufacture	4
4.7 Storage and shipping	4
4.8 Third party laboratory	4

5. Responsibilities	4
5.1 General and regulatory responsibilities	4
5.2 Product-related responsibilities	4
5.3 Validation, deviations, changes, complaints and recalls	4
5.4 Audit	4

6. Signatories	10

Attachments:
Attachment 1: Product manufacturing and technical release specifications	11
Attachment 2: Starting materials provided by Encap	12
Attachment 3: Manufacturing document references	13
Attachment 4: Contact Personnel	14

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

1.	SCOPE OF AGREEMENT

This Technical Agreement is made in support of Capsules VB-201 (also known as CI-201) between Encap Drug Delivery and Vascular Biogenics Ltd (VBL) and is subject to the Proposals and Standard Terms and Conditions executed between the parties in advance of each project related manufacture.

Vascular Biogenics is investigating formulations of VB-201 for use in humans and requires manufacture of bulk capsules for use in clinical trials. The new formulations for these products have been identified from project work at Encap on behalf of VBL.

This agreement details the technical terms under which the contract will operate. It defines the products, quality standards, identifies the responsibilities of each party and defines supporting documentation. It identifies contacts for quality issues The document is drawn up in accordance with Encap’s Standard Operating Procedure 0063 on generating a technical agreement for standard manufacture of licensed products (SOP 0063).

Encap and VBL may, from time to time, agree Addenda to this agreement in writing. The Addenda will apply for particular supplies (strengths and numbers) and will apply the Quality Standards and responsibilities described in this Technical Agreement. Such Addenda may also provide for related new strengths, as may be agreed from time to time.

2.	PARTIES TO AGREEMENT

Contract Giver:	Vascular Biogenics Ltd.,6 Jonathan Nethanyahu St. Or Yehuda, 60376 (Israel)

Contract receiver	Encap Drug Delivery, Oakbank Park, Livingston, UK EH53 0TH

3.	PRODUCT REGULATORY REFERENCES

Product	Investigative Medicinal Product Authorisations held byVascular Biogenics	Country
Capsules VB-201	Individual references client responsibility.	Europe and/or USA

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

4.	QUALITY STANDARDS

4.1	Manufacturer’s Licence

MW Encap Ltd, trading as Encap Drug Delivery, holds a Manufacturer’s Licence from the MHRA (UK) for the manufacture of Investigative Medicinal Products (IMP’s ) (reference MAIMP/13485).

4.2	Compliance with GMP

Batches will be manufactured and assembled to comply with all current European rules regarding Good Manufacturing Practices (EudraLex, Volume 4, 1997 and 21CFR parts 210 and 211).

4.3	Product specifications

Specifications for finished products are listed in (Attachment 1). Responsibilities for testing and release are defined in Table 5.2

4.4	Starting materials and packaging components

Specifications for starting materials are listed in (Attachment 2). Responsibilities for sourcing and approval are defined in Table 5.2

4.5	Batch Manufacture

Batch manufacturing documents are defined in Attachment 3

4.6	[***]

4.7	Sampling and sample retention

Sampling and sample retention of starting materials and product will be done according to standard Encap procedures

4.8	Third party laboratory

(not applicable).

5.	RESPONSIBILITIES

5.1 General and regulatory responsibilities	see Table 5.1

5.2 Product-related responsibilities	see Table 5.2

5.3 Validation, deviations, changes, complaints and recalls	see Table 5.3

5.4 Audit	see Table 5.4

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

Table 5.1: [***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

Table 5.2 : [***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

Table 2 [***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

Table 5.3 : [***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

Table 5.4: [***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

6.	SIGNATURES

Vascular Biogenics		Encap Drug Delivery

[Illegible]		/s/ J Darling
Name:		Name:	J Darling
Title	(Quality)	Title:	QA Manager / QP

August 6, 2012
Date:		Date:

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

ATTACHMENT 4

Contact Personnel

Vascular Biogenics		Encap Drug Delivery

Quality

/s/ Genya Mor		/s/ J Darling
Name:	Genya Mor	Name:	J Darling
Title	Head of QA	Title:	QA Manager

Production

/s/ Naamit Sher		/s/ J Savage
Name:	Dr. Naamit Sher	Name:	J Savage
Title	VP RA & Drug Development	Title:	Production Director

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].